perpetual, non-exclusive, royalty-free - Direct license

Territories: Hong Kong, Switzerland, UK + Turkey

[DIRECT DMC - DMFFI LICENSE]

AGREEMENT

This Agreement, dated as of December 5, 1989, is by and between Del Monte Corporation, a corporation of the State of New York, U.S.A. ("LICENSOR") and Del Monte Fresh Fruit International, Inc., a Liberian company ("LICENSEE"), an indirectly and wholly owned subsidiary of Polly Peck International plc ("PPI"), and each sometimes referred to hereinafter as a "party" or jointly as the "parties" to this Agreement.

W I T N E S S E T H :

WHEREAS, LICENSOR is the owner of all right, title and interest throughout the world in certain trademarks in the processed and fresh food fields (hereinafter the "LICENSED TRADEMARKS" as defined herein);

WHEREAS, LICENSOR, Profwheel B.V., a wholly owned subsidiary of PPI ("Profwheel"), and PPI have agreed to enter into a Stock and Asset Purchase Agreement (the "PURCHASE AGREEMENT") providing for the transfer to Profwheel of certain businesses in the fresh food field and other assets of LICENSOR relating to "THE PRODUCTS" as defined herein ("the Business" as defined in the PURCHASE AGREEMENT) and such other transactions as are contemplated;

WHEREAS, LICENSOR and Wafer Limited, a Gibraltar Company ("WAFER"), also an indirectly and wholly owned subsidiary of PPI, have entered a Trademark License Agreement (the "WAFER AGREEMENT") pursuant to which LICENSOR has granted WAFER an exclusive license to use the LICENSED TRADEMARKS in all countries of the world on or in connection with the production, manufacture, sale, and distribution of THE PRODUCTS as defined therein, subject only to the NAJ License Agreement (the "NAJ AGREEMENT") executed contemporaneously with the WAFER AGREEMENT by and between LICENSOR and Del Monte Tropical Fruit Company, North America;

WHEREAS, under the WAFER AGREEMENT, WAFER has the right to designate other parties as direct licensees of the LICENSOR to use the LICENSED TRADEMARKS in the LICENSED TERRITORY, as defined therein, solely on or in connection with the production, manufacture, sale, and distribution of THE PRODUCTS, and LICENSOR has agreed to enter direct written licenses with the parties so designated;

WHEREAS, under the WAFER AGREEMENT, WAFER has designated LICENSEE as a direct licensee of LICENSOR, subject to retaining certain rights as expressed herein;

WHEREAS, LICENSEE accordingly desires a non-exclusive license to use the LICENSED TRADEMARKS in certain countries of the world on or in connection with the production, manufacture, sale, and distribution of THE PRODUCTS, subject only to the NAJ LICENSE AGREEMENT;

WHEREAS, LICENSOR desires to grant LICENSEE the foregoing non-exclusive license to so use the LICENSED TRADEMARKS;

WHEREAS, the parties acknowledge the excellent reputation for quality of products sold under the LICENSED TRADEMARKS, and desire to safeguard, promote and enhance that reputation by ensuring the future quality of ingredients, materials, workmanship, and performance of the PRODUCTS produced, manufactured, sold, or distributed by LICENSEE under the LICENSED TRADEMARKS, in accordance with LICENSOR's standards;

NOW, THEREFORE, in consideration of the above premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

ARTICLE I. DEFINITIONS

1.1 "LICENSED TRADEMARKS" as used herein means the trademarks "DEL MONTE" and "DEL MONTE" plus any design or logotype, in any and all forms, as well as any and all of the trademarks, applications for registration of trademarks, and trademark registrations listed in Exhibit A attached hereto.

1.2 "THE PRODUCTS" as used herein means the products identified in Exhibit B.

1.3 "LICENSED GOODS" as used herein means THE PRODUCTS sold under the LICENSED TRADEMARKS.

1.4 "LICENSED TERRITORY" as used herein means all countries and territories listed in Exhibit C.

1.5 "EFFECTIVE DATE" as used herein means the date first written above.

ARTICLE II. GRANTS TO LICENSEE AND RELATED MATTERS

2.1 Subject to the WAFER AGREEMENT and to the NAJ AGREEMENT, LICENSOR hereby grants to LICENSEE a perpetual, non-exclusive, royalty-free right and license to use the LICENSED TRADEMARKS (a) on or in connection with the production, manufacture, sale, and distribution of THE PRODUCTS in the LICENSED TERRITORY, and (b) as part of the tradenames or corporate names identified in Exhibit D to be used by entities located and operating only in the territories indicated in Exhibit D solely in connection with all aspects of the business relating to THE PRODUCTS, and not other products or services.

2.2 The parties acknowledge and agree that the LICENSED TRADEMARKS are the sole and exclusive property of LICENSOR except as otherwise provided herein and subject to the terms and conditions stated in this Agreement. Subject to any security interest in the LICENSED TRADEMARKS that LICENSOR may grant to LICENSEE or WAFER, LICENSEE shall not challenge LICENSOR's ownership of the LICENSED TRADEMARKS. LICENSOR expressly retains all rights to license third parties to use LICENSED TRADEMARKS in connection with the production, manufacture, sale and distribution of goods other than THE PRODUCTS.

2.3 LICENSEE shall not transfer, sell or assign its rights under this Agreement without the prior written consent of LICENSOR, which shall not be unreasonably withheld, except that no consent shall be required for a transfer of rights to an affiliate of LICENSEE or a successor in all or substantially all of the underlying business of LICENSEE relating to THE PRODUCTS.

ARTICLE III. METHOD OF USE OF THE LICENSED TRADEMARKS

3.1 The parties shall refrain from using the LICENSED TRADEMARKS in a form and manner or for a subject matter as to (a) reduce the value of the LICENSED TRADEMARKS and (b) wrongfully cause injury to the other's business. LICENSEE may use the LICENSED TRADEMARKS in such form and manner as previously used by LICENSOR, and shall notify LICENSOR of any change in the form or

substance of the display of a LICENSED TRADEMARK 30 days prior to the commercial use thereof.

3.2 LICENSOR'S approval of a change in the form or substance of the display of the LICENSED TRADEMARK shall be deemed granted unless LICENSOR notifies LICENSEE of its disapproval and the detailed reasons therefor within 30 days of LICENSOR's receipt of such notice. LICENSEE shall not use the LICENSED TRADEMARKS in any form or manner which has not been approved by LICENSOR, which approval shall not be unreasonably withheld.

3.3 LICENSEE shall, at its own expense, apply trademark notice or other marking as may be necessary or appropriate or as LICENSOR may reasonably request in connection with use of each and every one of the LICENSED TRADEMARKS under the laws or regulations of each territory and country where such LICENSED TRADEMARK is used.

3.4 LICENSEE shall not use any LICENSED TRADEMARK as part of a tradename or corporate name except as permitted under Paragraph 2.1(b) or as separately authorized by LICENSOR. LICENSEE shall not combine any other trademark with a LICENSED TRADEMARK, except as may be required by law, but may use its trade or corporate name on THE PRODUCTS to designate origin.

ARTICLE IV. QUALITY CONTROL

4.1 (a) LICENSEE will not sell THE PRODUCTS under any of the LICENSED TRADEMARKS pursuant to the grant of

Paragraph 2.1(a) that shall fail to comply with (i) quality standards and specifications, including labelling specifications, employed by LICENSOR in commerce prior to the EFFECTIVE DATE, or, where no such standards and specifications exist, a level of quality comparable to the quality standards generally accepted for other leading competitive brands of the same PRODUCT in the same markets from time to time; or (ii) a level of quality comparable to that which may be adopted by LICENSOR for its or its licensees' products. Prior to or contemporaneously with LICENSEE's first commercial sale of LICENSED GOODS which were not sold by LICENSOR prior to the EFFECTIVE DATE, LICENSEE shall provide LICENSOR with written notice of its introduction of such LICENSED GOODS and the markets in which such LICENSED GOODS will be sold.

(b) Any PRODUCTS that LICENSEE sells in connection with any of the tradenames or corporate names identified in Exhibit D pursuant to the grant of Paragraph 2.1(b), but in connection with which LICENSEE does not use the LICENSED TRADEMARKS, shall meet a commercially salable level of quality standard.

With a view to insuring the maintenance of such standards with respect to PRODUCTS subject to Paragraphs 4.1(a) and (b), authorized agents selected by mutual consent of LICENSOR and WAFER shall have access for quality inspection purposes to the premises of LICENSEE wherein such PRODUCTS are produced,

manufactured, or held for sale. These inspections may occur at such premises of LICENSEE as LICENSOR may select at such time or times as do not unreasonably disrupt the day to day operations of businesses of LICENSEE, and such inspections of the premises of LICENSEE, and of other licensees designated by WAFER and of sublicenses of WAFER, may not occur more frequently than a total 24 times per year. In the event that any inspection of any premise reveals that LICENSEE has failed to comply with the quality standards of this Paragraph 4.1, the agents shall be entitled to reinspect such premise upon the earlier to occur of LICENSOR's receipt of notice of cure by LICENSEE or the expiration of the applicable period after which LICENSOR may seek an injunction pursuant to Paragraph 4.3. Any such reinspection shall not be included in the limit of 24 inspections per year set forth in this paragraph. A copy of each inspection report rendered by the agents shall be provided to LICENSOR, LICENSEE, and WAFER promptly. All reasonable expenses of such agents shall be borne by LICENSOR.

4.2 At intervals not exceeding once per year, LICENSEE shall submit to LICENSOR for its inspection, testing, and quality evaluation, representative samples of the LICENSED GOODS as may be requested by LICENSOR. All shipping and packing costs in connection with such inspection, testing, and quality evaluation shall be borne by LICENSOR.

4.3 If LICENSOR determines that any PRODUCTS do not meet the required standards of quality set forth herein, LICENSOR

shall notify LICENSEE in writing giving full details regarding the deficiency therein. Upon receipt of such notice, LICENSEE shall take reasonable steps to cure the deficiency within 180 days. In the event that the deficiency has a demonstrable adverse effect on public health or safety, LICENSEE shall promptly take such additional steps as are reasonably available to it to cure such deficiency or eliminate such effect within 90 days. If LICENSEE continues (a) to sell for more than 45 days PRODUCTS that are deficient because they have a demonstrable adverse effect on public health or safety, or (b) to sell for more than 90 days PRODUCTS that are deficient for any other reason provided for in Paragraph 4.1, then LICENSOR shall be entitled to seek an injunction against further sales of such deficient PRODUCTS by LICENSEE. Notwithstanding the foregoing, the failure to cure any deficiency within less than 90 days (in the case of PRODUCTS that are deficient because they have a demonstrable adverse effect on public health or safety) or within less than 180 days (for PRODUCTS that are deficient for any other reason provided for in Paragraph 4.1) shall not be grounds for termination by LICENSOR under Paragraph 5.2. If the deficiency is not cured to the reasonable satisfaction of LICENSOR within such 90 days or 180 days, as applicable, with respect to THE PRODUCTS, the quality of which is at issue, then LICENSEE shall cease all use of the LICENSED TRADEMARKS and the trade names and corporate names listed in Exhibit D in connection with production, manufacture, sale, and distribution of such PRODUCTS,

unless and until such cure is achieved to the reasonable satisfaction of LICENSOR.

4.4 LICENSOR acknowledges that weather conditions and other factors beyond the control of LICENSEE from time to time may affect the latter's ability to meet the foregoing quality control provisions in all respects. Under those circumstances, LICENSOR shall permit minor deviations from its product specifications for appropriate periods of time, provided such changes do not have a material effect on product quality and do not have a demonstrable adverse effect on public health or safety.

4.5 LICENSEE and WAFER shall have sole responsibility to comply with all applicable laws and regulations relating to the production, manufacture, sale or distribution of THE PRODUCTS.

ARTICLE V. <u>TERM AND TERMINATION</u>

5.1 This Agreement is effective as of the EFFECTIVE DATE and, unless sooner terminated under the provisions set forth in this Article V, is perpetual.

5.2 (a) The licenses granted in Paragraph 2.1 hereof with respect to any particular LICENSED GOODS may be terminated by LICENSOR only in the event a court of competent jurisdiction enters a final non-appealable injunction against further production, manufacture, distribution or sale of such particular PRODUCTS for breach of this Agreement, and such termination shall

be limited to the territory specified in such injunction. Such termination shall not affect LICENSEE's rights and licenses with respect to other LICENSED GOODS. In addition, LICENSOR may terminate this Agreement in its entirety in the event that LICENSEE abandons its use of all of the LICENSED TRADEMARKS by ceasing bona fide commercial use thereof throughout the entire LICENSED TERRITORY for a period of two consecutive years. The right to use any particular LICENSED TRADEMARK in any particular jurisdiction in which LICENSEE's rights have been terminated pursuant to this sub-paragraph (a) shall revert to LICENSOR.

(b) At WAFER's request, the license granted in Paragraph 2.1 hereof shall be terminated wholly or partially by LICENSOR, with respect to any or all LICENSED TRADEMARKS, LICENSED GOODS or licensed tradenames and in any or all countries or territories in the LICENSED TERRITORY, with or without cause, on 30 days written notice to LICENSEE, provided, however, that at WAFER's request LICENSOR shall wholly or partially terminate this Agreement on written notice to LICENSEE, to the extent permitted by law, effective immediately, if LICENSEE should become insolvent, or have a receiver appointed for it or become the subject of any proceeding under the bankruptcy or similar laws of Liberia or any other country. Any rights terminated under this sub-paragraph (b) shall revert to WAFER.

(c) LICENSEE acknowledges that WAFER's rights under the WAFER AGREEMENT, as a result of which DMC has granted the license to LICENSEE contained in this Agreement, are collateral

in a Security Agreement and Assignment of Intangibles of even date herewith between WAFER and CREDIT SUISSE FIRST BOSTON LIMITED (the "Security Agent"), which secures obligations under the Credit Agreement dated December 1, 1989 between Profwheel B.V. and CREDIT SUISSE FIRST BOSTON LIMITED and CREDIT SUISSE as arrangers, and the other parties thereto, and/or that LICENSEE's rights under this Agreement are collateral in a similar direct agreement between LICENSEE and the Security Agent and that, upon the occurrence of an Event of Default under the Credit Agreement, the Security Agent, under the terms of such agreement(s), shall have at least the same right to terminate this Agreement as is granted to WAFER in sub-paragraph (b) above, among its other rights under such agreement(s). LICENSEE agrees to furnish a written acknowledgement of such right to the Security Agent.

(d) LICENSEE represents and warrants that it is familiar with the terms of the WAFER AGREEMENT and that it shall be bound by any applicable provisions therein. LICENSEE agrees to furnish a written acknowledgement to that effect to LICENSOR concurrently with execution of this Agreement.

5.3 Upon termination of this Agreement with respect to any particular LICENSED GOODS, LICENSEE shall (a) cease all use of any and all of the LICENSED TRADEMARKS and not thereafter use any of them in connection with such goods in any other manner whatsoever, and (b) refrain from indicating, in connection with its business activities with respect to such goods, that such

LICENSEE is or has been a trademark licensee of LICENSOR; provided, however, that for six months immediately following the termination of this Agreement, LICENSEE may sell or otherwise dispose of any LICENSED GOODS, which comply with LICENSOR's quality standards as set forth in Article IV hereof and which bear the LICENSED TRADEMARKS at the date of termination, in quantities comparable to those previously sold in the ordinary course of business.

5.4 Upon such termination of this Agreement, the parties shall perform all other acts which may be necessary or useful to render effective the termination of the interest of LICENSEE in the LICENSED TRADEMARKS including but not limited to the cancellation of any registration or recordation of this Agreement, or any summary thereof, and LICENSEE shall execute any assignment, conveyance, acknowledgment, or other document that the LICENSOR may require, relinquishing or conveying to LICENSOR any and all rights to or interest in the LICENSED TRADEMARKS that LICENSEE has, and any goodwill associated therewith.

ARTICLE VI. RECORDATION OF AGREEMENT

6.1 The parties shall cooperate to determine what may or shall be required to satisfy the laws or regulations throughout the LICENSED TERRITORY with respect to the recordation of, validation of, or otherwise to render this Agreement and the LICENSED TRADEMARKS effective, and shall execute all documents which may be necessary or desirable to implement this paragraph,

including registered user statements or other documents suitable for filing with the appropriate governmental authorities of any country.

ARTICLE VII. REPRESENTATIONS AND WARRANTIES

7.1 LICENSOR represents and warrants that it is the owner of the LICENSED TRADEMARKS and has the right to grant the rights and licenses granted herein, but makes no other warranty with respect to the rights of third parties other than those contained in the PURCHASE AGREEMENT.

ARTICLE VIII. MISCELLANEOUS

8.1 Except as otherwise may be expressly provided in this Agreement, LICENSEE shall not be construed to be and shall not represent itself as an agent of LICENSOR.

8.2 Every notice provided for in this Agreement to be given by one party to another party shall be deemed given on the date received by hand delivery or registered mail, postage prepaid, to the address set forth below or such other address as may hereafter be designated by a party in writing:

To LICENSOR: Del Monte Corporation
One Market Plaza
San Francisco, California 94105
U.S.A.

Attention: President

To LICENSEE: Del Monte Fresh Fruit
International, Inc.
c/o Polly Peck International PLC.
42 Berkeley Square
London, WIX 5DB
England

Attention: Company Secretary

8.3 Failure of either party to insist upon strict performance of the terms, conditions, and provisions of this Agreement shall not be deemed a waiver of such terms, conditions, or provisions or a waiver of future compliance therewith. No waiver of any terms, conditions, or provisions hereof shall be deemed to have been made unless expressed in writing and signed by the waiving party.

8.4 This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York, U.S.A. Exclusive jurisdiction for disputes arising out of this Agreement shall be vested in the United States District Court for the Southern District of New York. In the event that a complaint for a suit asserting such a dispute cannot be framed so as to confer jurisdiction upon the United States District Court for the Southern District of New York, such suit shall be brought in the Supreme Court of the State of New York in New York County.

8.5 This Agreement, a Security Agreement that will be entered contemporaneously with this Agreement (the "SECURITY AGREEMENT") and the WAFER AGREEMENT constitute the entire understanding between the parties with respect to the subject matter hereof, supersede any and all previous agreements between

them relating to the subject matter hereof, whether written, oral, or implied, and may not be changed or modified except by written agreement, signed by a duly authorized representative of the party to be bound. Without limiting the foregoing, this Agreement and the WAFER AGREEMENT supersede all existing agreements, formal and informal, concerning use of the LICENSED TRADEMARKS or other trademarks of the LICENSOR or its affiliates in the LICENSED TERRITORY between LICENSOR and its affiliates on one hand and LICENSEE on the other.

8.6 Each party acknowledges and agrees that the other party would be irreparably (but not necessarily materially) damaged by its breach of the terms of the Agreement. It is accordingly agreed that any such breach shall entitle the other party to an injunction or injunctions to prevent such breaches and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction. Each party, further acknowledges and agrees that it will make whole and indemnify each other party for any loss, damage or liability incurred by such other party caused by a breach by the indemnifying party of the terms of this Agreement, in addition to any other remedy to which they may be entitled at law or in equity, provided, however, that in lieu of providing an indemnity by the LICENSEE, WAFER may instead elect to furnish an indemnification by Polly Peck International plc for breaches by LICENSEE.

8.7 If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction or other adjudicative body to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including the invalid, void or unenforceable term, provision, covenant or restriction.

8.8 In the event that a party's performance of this Agreement or any obligations hereunder shall be prohibited or enjoined by law, administrative ruling or court of competent jurisdiction over such party, then such party shall not be considered in default hereunder by reason of its failure to perform occasioned thereby.

8.9 Any delays in or failure by either party in performance of any obligations hereunder shall be excused to the extent caused by occurrences beyond such party's reasonable control, including, but not limited to, acts of God, strikes or other labor disturbances, war, whether declared or not, sabotage, and other causes, whether similar or dissimilar to those specified.

8.10 Any delay or non-performance by one party excused under the provisions of paragraphs 8.8 or 8.9 of this Agreement shall be deemed grounds for termination by the other party, if it

would be grounds for termination but for paragraph 8.8 or paragraph 8.9, and if continued for 6 months or more.

8.11 Enforcement of the LICENSED TRADEMARKS in the LICENSED TERRITORY shall be governed by Article VI of the WAFER AGREEMENT.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate by their respective duly authorized officers.

DEL MONTE CORPORATION

Date: December 5, 1989

By: [signature]
Printed Name: Robert F. Sharpe, Jr.
Title: Vice President and Asst. Secretary

[signature]
Witness

Leslie K. Mitchell
Witness

DEL MONTE FRESH FRUIT INTERNATIONAL, INC.

Date: December 5, 1989

By: [signature]
Printed Name: John R. W. Clayton
Title: Attorney in Fact

[signature]
Witness

Leslie K. Mitchell
Witness

STATE OF NEW YORK)
: ss:
COUNTY OF NEW YORK)

On this 5th day of December, 1989, before me personally appeared Robert F. Sharpe, Jr., to me known, who being by me duly sworn did depose and say that he is Vice President and Assistant Secretary of Del Monte Corporation, the corporation described in and which executed the foregoing Agreement, that he was authorized to execute said Agreement and that he signed his name thereto.

Elliott Schuchardt
Notary Public

ELLIOTT SCHUCHARDT
Notary Public, State of New York
No. 31-4958172
Qualified in New York County
Commission Expires 10-30-91

STATE OF NEW YORK)
: ss:
COUNTY OF NEW YORK)

On this 5th day of December, 1989, before me personally appeared John R. W. Clayton, to me known, who being by me duly sworn did depose and say that he is Attorney-in-Fact of Del Monte Fresh Fruit International, Inc. the corporation described in and which executed the foregoing Agreement, that he was authorized to execute said Agreement and that he signed his name thereto.

Elliott Schuchardt
Notary Public

ELLIOTT SCHUCHARDT
Notary Public, State of New York
No. 31-4958172
Qualified in New York County
Commission Expires 10-30-91

Exhibit A

DEL MONTE and the DEL MONTE Shield Design depicted in the Registrations and Applications listed below.

HONG KONG

Mark	Reg./App. No.
DEL MONTE	8471972
DEL MONTE LABEL IN COLOR	23691984

TURKEY

Mark	Reg./App. No.
DEL MONTE	73418

UNITED KINGDOM

Mark	Reg./App. No.
DEL MONTE	986055
DEL MONTE COLORED LABEL	1015456

SWITZERLAND

Mark	Reg./App. No.
DEL MONTE	282577
DEL MONTE LABEL IN COLOR	347582

Exhibit B

THE PRODUCTS are fresh fruit, fresh vegetables and fresh produce, and shall include, but not be limited to, any products which are currently being sold by the Business but shall exclude any products which have been heat treated or sterilized for the purpose of rendering such products shelf-stable. THE PRODUCTS shall also exclude frozen vegetables, frozen produce and frozen fruit, except to the extent permitted below. THE PRODUCTS shall also include (a) refrigerated fresh vegetables and refrigerated fresh produce, (b) cut non-refrigerated fresh fruit, cut fresh vegetables (whether or not refrigerated) and cut fresh produce (whether or not refrigerated) and (c) any combination of items described in (a) and (b).

In addition, THE PRODUCTS shall also include:

(a) on a non-exclusive basis, (1) pineapple concentrates and purees and (2) fruit concentrates and purees, so long as, in the case of clause (2) only, such concentrates and purees are produced from surplus fruit (as defined below), provided that, in the case of clauses (1) and (2), such concentrates and purees shall be sold as bulk commodities and not as retail products;

(b) on a non-exclusive basis, refrigerated pineapple products (including but not limited to peeled, cored, cut or diced pineapple) and refrigerated Non-Utilized Fruit (as defined below) (including fruit salad) so long as, in the case of such Non-Utilized Fruit only, it is or is produced from surplus fruit; and

(c) on a non-exclusive basis, frozen pineapple products (including but not limited to peeled, cored, cut or diced pineapple) for sale only to industrial or food service institutional accounts, and frozen Non-Utilized Fruit, so long as such pineapple products and Non-Utilized Fruit are or are produced from surplus fruit;

provided further that the packaging and labeling of (A) any containers holding such concentrates, purees, pineapple products (whether refrigerated or frozen) or Non-Utilized Fruit (whether refrigerated or frozen) when sold, in each case, as a bulk commodity (but not when sold as other than a bulk commodity) and any related documents and materials and (B) any individual containers holding such frozen pineapple products (but not the cartons holding such containers) may not in any way use any of the LICENSED TRADEMARKS or the "Del Monte" name, except that the "Del Monte" name may be used in the form permitted under Exhibit D as part of the corporate name of the seller thereof and then only if (X) an affiliate of Polly Peck International plc (including but not limited to the Subsidiaries (as defined in the Stock Purchase Agreement)) is the manufacturer of such concentrates, purees, pineapple products or Non-Utilized Fruit, (Y) such affiliate of Polly Peck International plc is identified as the manufacturer and (Z) no part of the corporate name is given greater prominence than any other part of the corporate name.

As used in this Exhibit, "surplus fruit" means fruit that was either (a) grown on a plantation that is owned, managed or controlled by the Licensee or its affiliate or (b) contracted for purchase by the Licensee or its affiliate, in each case for sale as fresh fruit, but which has not been sold as fresh fruit.

As used in this Exhibit, "Non-Utilized Fruit" means melons, berries, papayas and bananas, provided that

(w) at the written request of the Licensee (by certified mail, return receipt requested), the Licensor shall give its consent to permit other fruit to be deemed "Non-Utilized Fruit" unless, at the time such request is made, the Licensor (1) is marketing such fruit as a canned or frozen product or (2) has a definitive plan contemplating the marketing of such fruit as a canned or frozen product within the 12-month period following the date of such request and has incurred costs of at least U.S. $500,000 in connection with the marketing of such fruit in the 12-month period immediately preceding such request (including but not limited to out-of-pocket or reasonably allocated costs for research and development, marketing and capital expenditures, and excluding any costs that have previously been allocated by the Licensor under this subparagraph to any fruit other than such fruit), such costs to be allocated to such fruit in the proportion

that such fruit's projected sales volume bears to the projected sales volume of all fruits to be introduced under such marketing plan, provided further that such consent shall be deemed to have been given if the Licensor fails to reply to such request for its consent within ten business days after its receipt thereof;

(x) in the event that such consent is given or deemed given by the Licensor, the Licensee shall reimburse the Licensor for all such costs incurred by the Licensor in connection with such marketing up to U.S. $500,000, and the Licensee shall have the option to purchase from the Licensor an exclusive paid-up worldwide license to use, in connection with such fruit only, intellectual property resulting from such research and development. The purchase price for such licensee shall be the fair market value thereof as agreed between the parties, and such reimbursement shall be credited against such purchase price;

(y) in the event that the Licensor is entitled to and does refuse such request in respect of any fruit, the Licensee may, on a date which is more than 12 months after the date of such request but less than 15 months after the date of such request (or, in each case, such later date as may be agreed between the parties in light of extenuating circumstances (as defined below)), renew such written request (by certified mail, return receipt requested) and the Licensor shall give its consent to permit such fruit to be deemed "Non-Utilized Fruit" unless, at the time such renewed request is made, the Licensor is in fact then marketing such fruit as a canned or frozen product; and

(z) notwithstanding consent granted under subparagraph (w) or (y) in respect of any fruit, such fruit shall no longer be deemed "Non-Utilized Fruit" if the Licensee is not actually marketing such fruit as a frozen product under the terms of this Agreement within 12 months after the date of such request, or such later date as may be agreed between the parties in light of extenuating circumstances.

For purposes of this Exhibit, "extenuating circumstances" means a delay in facilities construction or equipment delivery beyond the control of the parties, or an act of God, war conditions, revolt, revolution, sabotage, governmental, state or municipal regulations or actions, embargo, fire, strike or other labor trouble.

In the event of a dispute between the parties as to matters referred to in the preceding paragraph, including the existence of a definitive marketing plan, the amount of costs incurred, an appropriate period of time to be recognized for any extenuating circumstance or the fair market value of a license, then the parties agree to submit such matters to an arbitration panel. The arbitration panel shall consist of three arbitrators: one selected by each party and a third (who shall not have any material relationship with either party or any affiliate of either party) selected by the first two arbitrators. Such arbitration shall be held in the State of New York or such other place as may be agreed by the parties, and shall be subject to the rules of the American Arbitration Association. Such panel shall keep strictly confidential all materials reviewed by it, and shall deliver its report on the matters that are the subject of the arbitration to the parties within 30 days of its appointment, or as promptly thereafter as practicable. The cost of such arbitration shall be borne equally by the Licensor and the Licensee.

Exhibit C

The LICENSED TERRITORY means Hong Kong, Switzerland, the United Kingdom and Turkey.

Exhibit D

In accordance with paragraph 2.1(b), the following tradenames or corporate names may be used in the indicated territory, each in combination with "Company", "Corporation", "Incorporated", and/or "International" or the like and/or the designation of a particular country or territory:

1. "PPI Del Monte Fresh Produce", "PPI Del Monte Fresh Fruit", "PPI Del Monte Fresh Vegetable" and "PPI Del Monte Fresh Fruit & Vegetable" in the LICENSED TERRITORY.

2. "Del Monte PPI Tropical Fruit" in Europe (including Turkey);

3. "PPI Del Monte Tropical Fruit" in the LICENSED TERRITORY excluding Europe.

98z.mis/bks

AMENDMENT NO. 1 TO
DIRECT DEL MONTE CORPORATION
- DMFPI LICENSE AGREEMENT

This Amendment No. 1 effective as of October 12, 1992, to the Agreement dated as of December 5, 1989 (the "Agreement") by and between Del Monte Corporation, a corporation of the State of New York, U.S.A. ("LICENSOR") and Del Monte Fresh Fruit International, Inc., a Liberian company, now known as Del Monte Fresh Produce International Inc. ("LICENSEE"), the registered owner of which is Wafer Limited.

WHEREAS, Del Monte Corporation, PPI Del Monte Tropical Fruit Company, North America, DMFF (International) Ltd. and Polly Peck International Plc entered into the Settlement Agreement dated October 12, 1992 to settle the litigation in an action entitled Del Monte Corp. v. Polly Peck International Plc et al., 91 Civ. 6486(WK);

WHEREAS, the parties to the Settlement Agreement dated October 12, 1992 agreed to amend various license agreements including the Agreement;

THEREFORE, in consideration of the premises and mutual covenants herein contained, the LICENSOR and the LICENSEE hereby agree as follows:

1. Paragraph 2.1 of the Agreement shall be amended by adding the following paragraphs at the end thereof:

In the event that LICENSEE or any successor to or affiliate of LICENSEE conducts a public offering of securities and the corporate name of such public company includes the words "Del Monte" ("Licensee Public Company") and the securities of such Licensee Public Company are principally traded in the United States, the corporate name of such Licensee Public Company will be subject to the provisions of this Paragraph 2.1 and Exhibit D, except that such corporate name may include the words "Del Monte" only in the following formulations:

A. Fresh Del Monte Produce
B. Fresh Del Monte Fruit
C. Fresh Del Monte Vegetable
D. Fresh Del Monte Fruit & Vegetable
E. Fresh Del Monte Tropical Fruit

LICENSEE further agrees that no Licensee Public Company will use a stock listing ticker symbol on any United States exchange or automated quotation system (including the NASDAQ) that begins with the letter "D" or contains the letter sequences "DM" or "DEL", nor will any Licensee Public Company use any stock listing symbol on any exchange or quotation system anywhere in the world which LICENSOR, or any successor to or affiliate of LICENSOR, has previously used in connection with any public offering of securities anywhere in the world.

All registration statements, prospectuses, annual or quarterly reports, or any other reports, filings or

statements issued by any Licensee Public Company as required by United States federal, state or local securities laws and any press release by such entity directed primarily to the United States financial or investment communities will include a statement distinguishing LICENSEE from LICENSOR. Notwithstanding anything herein to the contrary, LICENSEE shall not be required to include any such statement in any press release directed to the food industry, or any segment thereof.

2. Exhibit D of the Agreement shall be amended and restated in full to read as follows:

In accordance with paragraph 2.1(b) and subject to the following limitation, the LICENSEE may use the words "Del Monte" only in the following trade names or corporate names in the LICENSED TERRITORY with or without the prefix "PPI" or other proper name, initials or acronym, together with (i) the name of a geographic area or region (including, by way of example only, "U.S.", "Hawaii", "Far East" or "International"), and/or (ii) a corporate designator (including, by way of example only, "Corp.", "Ltd.", or "Plc"):

A. Del Monte Fresh Produce
B. Del Monte Fresh Fruit
C. Del Monte Fresh Vegetable
D. Del Monte Fresh Fruit & Vegetable
E. Del Monte Banana
F. Del Monte Fresh Tropical Fruit
G. The names listed as Items A through E in Paragraph 2.1 of the Agreement as amended herein.

Translations or phonetic equivalents of the permitted trade or corporate names, consistent with the provisions of this Exhibit D, also may be used by LICENSEE as it may deem appropriate in the LICENSED TERRITORY.

3. Except as expressly provided herein, nothing in this Amendment No. 1 shall modify, limit or expand any of the rights or obligations of any person under any or all of the Del Monte Licenses.

4. This Amendment No. 1 effectuates Sections 3, 4 and 5 of the Settlement Agreement and does not supersede the Settlement Agreement in any respect. To the extent that any inconsistency is found to exist between this Agreement No. 1 and the Settlement Agreement, the Settlement Agreement shall control.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed in duplicate by their respective authorized officers.

DEL MONTE CORPORATION

~~Date:~~ ____________________

By: [signature]

[signature]
Witness

Printed Name: Phyllis Kay Dryden

[signature]
Witness

Title: Senior Vice President

DEL MONTE FRESH PRODUCE
INTERNATIONAL INC.

Date: 7 May 1993

Witness

Witness

By:

Printed Name: John A. Dwyer

Title: Vice President

Certifié la signature de
Monsieur John A. DWYER apposée
ci-dessus.
Monaco le 12 Mai 1993

NOTAIRE

F511\A129063\kg

STATE OF ____________)
: ss:
STATE OF ____________)

On this ___ day of ______________, 1993, before me personally appeared ________________________, to me known, who being by me duly sworn did depose and say that he is ______________ of Del Monte Corporation, the corporation described in and which executed the foregoing Amendment No. 1, that he was authorized to execute said Amendment No. 1 and that he signed his name thereto.

____
Notary Public

F511\A129063\kg

STATE OF ____________)
: ss:
STATE OF ____________)

On this ___ day of ______________, 1993, before me personally appeared ________________________, to me known, who being by me duly sworn did depose and say that he is ______________ of Del Monte Corporation, the corporation described in and which executed the foregoing Amendment No. 1, that he was authorized to execute said Amendment No. 1 and that he signed his name thereto.

____
Notary Public

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STATE OF CALIFORNIA)
: SS:
COUNTY OF SAN FRANCISCO)

On this 30th day of July 1993, before me personally appeared Phyllis Kay Dryden, known to me, who being by me duly sworn did depose and say that she is Senior Vice President of Del Monte Corporation, the corporation described in and which executed the foregoing Amendment No. 1 to Direct Del Monte Corporation - DMFPI License Agreement, that she was authorized to execute said Amendment No. 1 to Direct Del Monte Corporation - DMFPI License Agreement and that she signed her name thereto.

OFFICIAL NOTARY SEAL
ALISON L. PARK
Notary Public — California
SAN FRANCISCO COUNTY
My Comm. Expires JUN 20, 1995

Alison L. Park

Notary Public